UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): November 30, 2015

Hanger, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10670	84-0904275
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation		No.)

10910 Domain Drive, Suite 300
Austin, Texas 78758

(Address of principal executive offices (zip code))

(512) 777-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 2.04                                           Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

In connection with the failure of Hanger, Inc. (the “Company”) to comply with the financial reporting covenant under the Indenture, dated as of November 2, 2010, by and between the Company and Wilmington Trust Company, as trustee (the “Trustee”) (as amended and supplemented to date, the “Indenture”), on November 25, 2015 (the “Notice Date”), the Company received a notice of default (the “Notice of Default”) from a single noteholder who holds greater than 25% in aggregate principal amount of the Company’s 7 1/8% Senior Notes due 2018 (the “Notes”) issued under the Indenture.

Pursuant to Section 4.03 of the Indenture, the Company must file with the Securities and Exchange Commission (the “SEC”) all quarterly and annual reports on Forms 10-Q and 10-K, and current reports on Form 8-K, that are required to be filed with the SEC within the time periods specified in the rules and regulations applicable to such reports, as such time periods may be extended by Rule 12b-25 or any similar or successor rule of the SEC.  As previously disclosed, the Company did not timely file with the SEC its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and its Quarterly Reports on Form 10-Q for the periods ended September 30, 2014, March 31, 2015, June 30, 2015 and September 30, 2015 (the “Delayed SEC Reports”).  Under the Indenture, the failure of the Company to comply with this financial reporting covenant, if it continues for a period of 90 days after the Notice Date (the “Grace Period”), will constitute an Event of Default, as that term is defined in the Indenture.

If the Company fails to cure the Default (as defined in the Indenture) relating to the Delayed SEC Reports during the Grace Period, then the Default becomes an Event of Default.  At that time, and unless the Notice of Default is deemed to be null and void through the approval of the Proposed Amendment and Waiver (as discussed under Item 7.01 below) or otherwise before the expiration of the Grace Period, the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes may choose to exercise their remedies under the Indenture, which could include the declaration of all amounts on the Notes to be due and payable immediately.  As of the Notice Date, there was $200 million in aggregate principal amount of Notes outstanding.

Under the terms of the Company’s Credit Agreement, dated as of June 17, 2013, among the Company, the lenders from time to time party thereto, and Bank of America, N.A, as agent, as amended by the First Amendment and Waiver, dated June 19, 2015, the Second Amendment and Waiver, dated September 11, 2015, and the Third Amendment and Waiver, dated November 13, 2015 (together, the “Credit Agreement”), the Notice of Default constitutes an Event of Default under the Credit Agreement (as defined in the Credit Agreement) without regard to any otherwise applicable notice or cure or grace period; provided that receipt of such Notice of Default shall not constitute an Event of Default if it is withdrawn (and not reinstated) within 30 days after its receipt.  If an Event of Default exists under the Credit Agreement, then the lenders may accelerate the Company’s borrowings under the Credit Agreement, which included $146.3 million under the revolving portion of the Credit Agreement and $203.9 million under the term loan portion of the Credit Agreement as of the Notice Date.

As described in Item 7.01 below, the Company has amended and restated the terms of its previously announced Consent Solicitation (as defined below) relating to the Notes to amend certain terms of the Consent Solicitation.  Approval of noteholders of the Proposed Amendment and Waiver (as defined below) pursuant to the terms of the Consent Solicitation will result in the Notice of Default becoming null and void and deemed to have been withdrawn.  Approval of the Proposed Amendment and Waiver will also result in the withdrawal of the Notice of Default pursuant to the terms of the Credit Agreement such that such Notice of Default will not be an Event of Default under the Credit Agreement (as defined in the Credit Agreement).

If the Company is unable to come to satisfactory resolution with the lenders under its Credit Agreement or the holders of its Notes, and the Company were to face acceleration of its debt outstanding under the Credit Agreement and the Indenture, then it would need to seek alternative financing to satisfy its obligations. This alternative financing may not be available to the Company on terms that are favorable to it, or at all.

The foregoing summary of terms and provisions of the Indenture is qualified in its entirety by reference to the full text of the Indenture and its supplements, copies of which are filed as Exhibit 4.1, 4.2, 4.3, 4.4 and 4.5 to this Current Report.

Item 7.01                                           Regulation FD Disclosure

On November 30, 2015, the Company announced that it was amending and restating the terms of its previously announced consent solicitation (as amended and restated, the “Consent Solicitation”) relating to the Notes to, among other things, amend (i) the consent fees payable pursuant to the Consent Solicitation, (ii) the proposed increased interest rates on the Notes, and (iii) the expiration date of the Consent Solicitation.  A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.  The complete terms and conditions of the Consent Solicitation are set forth in an Amended and Restated Notice of Consent Solicitation dated November 30, 2015 and the related form of consent (the “Consent Solicitation Documents”) that are being sent to noteholders.

The proposed amendment and waiver (the “Proposed Amendment and Waiver”) to the Indenture will amend, effective as of November 15, 2015, the reporting covenant in the Indenture to extend the Company’s deadline to deliver to the noteholders (with copies to the trustee) the following reports required to be filed or furnished with the SEC:  Annual Reports on Form 10-K for the fiscal year ended December 31, 2014 and December 31, 2015; Quarterly Reports on Form 10-Q for the periods ended September 30, 2014, March 31, 2015, June 30, 2015 and September 30, 2015; and any other Annual Reports on Form 10-K and/or Quarterly Reports on Form 10-Q that may become due for filing with the SEC, in each case until the earliest of such time as (i) the Company becomes Current (as defined below) in its filing obligations with the SEC, (ii) if the Company is not Current in its filing obligations with the SEC as of May 15, 2016, the Company fails to timely pay the Second Consent Fee (as defined below) if due on May 15, 2016, and (iii) September 15, 2016 (the “Termination Date”).  The Proposed Amendment and Waiver will also waive any default or event of default under the Indenture that may occur or exist as a result of or in connection with the Company’s failure to timely deliver to the noteholders (with copies to the trustee), or file with the SEC, its delayed SEC reports until the Termination Date.  If the Company fails to pay the Second Consent Fee when due, then the Proposed Amendment and Waiver will expire and the Company will be in default under the Indenture.

As discussed in Item 2.04 above, the Company has received the Notice of Default.  The Proposed Amendment and Waiver, if approved, will result in the Notice of Default becoming null and void and deemed to have been withdrawn.  Also, the Proposed Amendment and Waiver, if approved, will result in the withdrawal of the Notice of Default pursuant to the terms of the Credit Agreement such that such Notice of Default will not be an Event of Default under the Credit Agreement (as defined in the Credit Agreement).

If the Company receives the requisite consents to approve the Proposed Amendment and Waiver and a supplemental indenture is executed, then it will increase the interest rate on the Notes to 9.125%, effective November 15, 2015.  Additionally, if the Company is not Current in its filing obligations with the SEC as of May 15, 2016, it will further increase the interest rate by an additional 1½ % per annum to 10.625%, effective as of May 15, 2016.  The provision regarding the accrual and payment of the increased interest rates, as applicable, will not terminate at the time of the expiration of the Proposed Amendment and Waiver.

Pursuant to the terms of the Consent Solicitation, the Company shall be deemed to be current (“Current”) in its periodic reporting obligations with the SEC at such time (the “Determination Time”) as it has filed (i) Annual Reports on Form 10-K that contain financial statements and related financial data as of and for the annual periods ended December 31, 2013 and December 31, 2014, (ii) Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q that contain financial statements and related financial data as of and for the quarterly periods ended March 31, June 30 and September 30, 2014 and the quarterly periods ended March 31, June 30 and September 30, 2015, and (iii) all subsequent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q that shall have been required to have been filed prior to the Determination Time pursuant to the rules and regulations of the SEC.

The Consent Solicitation will expire at 5:00 p.m., New York City time, on December 9, 2015.  Only holders of record of the Notes as of 5:00 p.m., New York City time, on November 18, 2015, are eligible to deliver consents to the Proposed Amendment and Waiver in the Consent Solicitation.  The Company will pay to the holders who delivered valid and unrevoked consents prior to the expiration time a cash payment of $20.00 per $1,000 principal amount of Notes for which consents have been delivered by such holder, subject to the satisfaction or waiver of all of the conditions of the Consent Solicitation.  The Company will also pay on May 15, 2016, if the Company is not Current as of such date in its filing obligations with the SEC, to the holders who delivered valid and unrevoked consents prior to the expiration time a cash payment of $5.00 per $1,000 principal amount of Notes for which consents have been delivered by such holder, subject to the satisfaction or waiver of all the conditions of the Consent Solicitation (the “Second Consent Fee”).

Consents previously delivered may be revoked prior to the earlier to occur of the date on which the supplemental indenture effecting the Proposed Amendment and Waiver to the Indenture is executed and the expiration time of the Consent Solicitation (the “Consent Date”).  After the Consent Date, such Consents, if validly delivered (and not properly revoked), will be included in determining whether the requisite consents to the Proposed Amendment and Waiver from noteholders have been received. Noteholders having previously validly delivered (and not revoked) Consents need take no further action in order to deliver their Consent.

The effectiveness of the Proposed Amendment and Waiver, as well as the provision regarding the increased interest rates, is subject to a number of conditions. No assurance can be given that the Proposed Amendment and Waiver can or will be completed on terms that are acceptable to the Company, or at all. The Company may, in its sole discretion, terminate, amend or extend the Consent Solicitation at any time as set forth in the Notice of Consent Solicitation.

Wells Fargo Securities, LLC is acting as the solicitation agent for the Consent Solicitation and D.F. King & Co., Inc. is acting as the information and tabulation agent for the Consent Solicitation. Questions regarding the Consent Solicitation may be directed to Wells Fargo Securities, LLC at (704) 410-4760 (collect) or (866) 309-6316 (toll free). Requests for the Consent Solicitation Documents may be directed to D.F. King & Co., Inc. at (212) 269-5550 (collect) or (866) 796-1245 (toll free), or via email at hgr@dfking.com.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Disclosures About Forward-Looking Statements

This Form 8-K contains certain “forward-looking statements” relating to the Company. All statements, other than statements of historical fact included herein, are “forward-looking statements,” including statements regarding the timing of filing of, and the outcome of the Company’s work in connection with, completing certain financial statements and other financial data. These forward-looking statements are often identified by the use of forward-looking terminology such as “intends,” “expects” or similar expressions and involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks, and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this filing. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. These uncertainties include, but are not limited to, the risk that additional information may arise during the course of the Company’s ongoing accounting review that would require the Company to make additional adjustments or revisions to its estimates or financial statements and other financial data or to restate further its financial statements and other financial data for current or historical periods, the time required to complete the financial statements and other financial data and accounting review as well as the time required to prepare its periodic reports for filings with the Securities and Exchange Commission. For additional information and risk factors that could affect the Company, see its Form 10-K for the year ended December 31, 2013, its Form 10-Q for the quarter ended June 30, 2014 and the risk factor set forth in Item 8.01 of the Company’s Current Report on Form 8-K filed February 17, 2015, each as filed with the Securities Exchange Commission. The information contained in this filing is made as of the date hereof, even if subsequently made available by the Company on its website or otherwise.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

(4.1)

Indenture, dated as of November 2, 2010, between Hanger, Inc., each of the Subsidiary Guarantors party thereto and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed November 4, 2010).

(4.2)

First Supplemental Indenture, dated December 13, 2010, by and among Hanger, Inc., each of the Subsidiary Guarantors party thereto and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 4.3 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010).

(4.3)

Second Supplemental Indenture, dated February 15, 2011, by and among Hanger, Inc., Accelerated Care Plus Corp., ACP Medical Supply Corporation, Liberty Health Services, LLC and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011).

(4.4)

Third Supplemental Indenture, dated June 27, 2013, by and among Hanger, Inc., each of the Subsidiary Guarantors party thereto and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013).

(4.5)

Fourth Supplemental Indenture, dated as of July 9, 2015, between Hanger, Inc., each of the Subsidiary Guarantors party thereto, and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated July 9, 2015).

(99.1)	Press release of Hanger, Inc. issued November 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER, INC.

By:	/s/ Thomas E. Hartman
Thomas E. Hartman
Vice President and General Counsel

Dated:	November 30, 2015

EXHIBIT INDEX

Exhibit No.	Description

(4.1)

Indenture, dated as of November 2, 2010, between Hanger, Inc., each of the Subsidiary Guarantors party thereto and Wilmington Trust Company (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed November 4, 2010).

(4.2)

First Supplemental Indenture, dated December 13, 2010, by and among Hanger, Inc., each of the Subsidiary Guarantors party thereto and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 4.3 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010).

(4.3)

Second Supplemental Indenture, dated February 15, 2011, by and among Hanger, Inc., Accelerated Care Plus Corp., ACP Medical Supply Corporation, Liberty Health Services, LLC and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011).

(4.4)

Third Supplemental Indenture, dated June 27, 2013, by and among Hanger, Inc., each of the Subsidiary Guarantors party thereto and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013).

(4.5)

Fourth Supplemental Indenture, dated as of July 9, 2015, between Hanger, Inc., each of the Subsidiary Guarantors party thereto, and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated July 9, 2015).

(99.1)	Press release of Hanger, Inc. issued November 30, 2015.